UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/18/2010

Law Enforcement Associates Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32565

Nevada	56-2267438
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2609 Discovery Drive, Suite 125, Raleigh, NC 27616
(Address of principal executive offices, including zip code)

(919) 872-6210
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

As previously reported, on September 23, 2009, a Complaint was filed against Law Enforcement Associates Corporation (the "Company") in Wake County, North Carolina Superior Court on behalf of Barbara Wortley. The suit alleges a breach of a purported Asset Purchase Agreement dated September 28, 2007 by and among Advanced Vehicle Systems, LLC, a Florida limited liability company, Ms. Wortley and the Company. The suit seeks to enforce a Demand Option under the purported Asset Purchase Agreement for the Company to repurchase from Ms. Wortley up to 1,200,000 shares of the Company's stock at a price of $1.25 per share.

In the lawsuit, Barbara Wortley's motion for summary judgment against the Company was heard by the Honorable Donald W. Stephens, Senior Resident Superior Court Judge for Wake County, on February 18, 2010.   Among other things, Judge Stephens denied Ms. Wortley's motion for summary judgment, finding that there were material issues of material fact precluding summary judgment for Ms. Wortley.   Ms. Wortley will bear the burden of proof on these material issues of fact in an as yet to be scheduled trial. The Company has defenses that if found valid will preclude a monetary award to Ms. Wortley. The Company intends to continue to vigorously defend the lawsuit.

Forward-Looking and Cautionary Statements

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Among other things, these statements relate to our financial condition, results of operations and future business plans, operations, opportunities and prospects. In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders. These forward-looking statements are generally identified by the words or phrases "may," "could," "should," "expect," "anticipate," "plan," "believe," "seek," "estimate," "predict," "project" or words of similar import. These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not guarantees of future performance. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf.   In our most recent Form 10-K, we have included risk factors and uncertainties that might cause differences between anticipated and actual future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Law Enforcement Associates Corporation

Date: February 23, 2010	By:	/s/ Paul Briggs
Paul Briggs
President, Chief Executive Officer and Chief Financial Officer